Exhibit 10.3

BILL OF SALE

Seller, ALTRIA CORPORATE SERVICES, INC. (formerly known as Philip Morris Management Corp.), a New York corporation, in consideration of Six Million Dollars ($6,000,000.00), receipt whereof is hereby acknowledged, does hereby sell, assign, transfer and set over to Buyer, KRAFT FOODS GLOBAL, INC., a Delaware corporation, the personal property described on Exhibit A, attached hereto and incorporated herein by reference, which personal property is located on or related to operations at the premises commonly known as Suites 350 and 400 in the Century Building located at 84 N.E. Loop 410, San Antonio, Texas 78216.

Seller hereby represents and warrants to Buyer that said personal property is free and clear of all liens, charges and encumbrances under or through Seller, and that Seller has full right, power and authority to sell said personal property and to make this bill of sale.  All warranties of quality, fitness, and merchantability are hereby excluded and said personal property is hereby sold AS IS and WHERE IS.

IN WITNESS WHEREOF, Seller has signed and sealed this bill of sale this 24th day of May, 2006.

ALTRIA CORPORATE SERVICES, INC. (formerly known as Philip Morris Management Corp.), a New York corporation

	By:	/s/ Samuel L. Nickols

Name: Samuel L. Nickols

Title: Senior Director Facilities & Security

Subscribed and sworn to before me
this 24th day of

May, 2006.

/s/ Natorsha G. Yates
Notary Public